Exhibit 99.1

Supplemental Information

(Unaudited)

June 30, 2004

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

June 30, 2004

Highlights and Discussion

Reporting Period Highlights – Second Quarter 2004	1
Subsequent Events	2
Forward-Looking Statements	3

Financial Statements

Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Valuation Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule –June 30, 2004	15

Portfolio Summary

Property Summary by Region – June 30, 2004	16
Property Occupancy Rates by Region by Quarter	20
Top Twenty Office Tenants as of June 30, 2004	21
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	22
Same Office Property Cash and GAAP Net Operating Income by Quarter	23
Average Occupancy Rates by Region for Same Office Properties	24
Office Lease Expiration Analysis by Year	25
Quarterly Office Renewal Analysis	26
Year-to-date Acquisition Summary as of June 30, 2004	28
Development Summary as of June 30, 2004	29
Year to Date Development Placed Into Service as of June 30, 2004	30
Joint Venture Summary as of June 30, 2004	31
Reconciliations of Non GAAP Measurements	32
Reclassifications and Definitions	34

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements, along with reclassifications and definitions for certain terms used herein, have been provided on pages 32 through 36.

Reporting Period Highlights – Second Quarter 2004

Financial Results

•                  Reported Net Income Available to Common Shareholders of $4,408,000 or $.13 per diluted share for the second quarter of 2004 as compared to ($7,520,000) or ($.30) per diluted share for the comparable 2003 period.  Included in the second quarter of 2003 net loss available to common shareholders of ($.30) per share was recognition of an accounting charge of $11.2 million associated with our repurchase of preferred units in excess of recorded book value, which contributed ($.44) per share.  Without this accounting charge of $11.2 million, our net income available to common shareholders – diluted, as adjusted, would have been $.14 per share.

•                  Reported FFO – diluted of $21,410,000 or $.50 per share/unit for the second quarter of 2004 as compared to $14,909,000 or $.38 per share/unit for the comparable 2003 period, representing an increase of 31.6% per share/unit.

•                  Included in revenues for the second quarter of 2004 was a $4.0 million lease termination fee for a partial termination of the VeriSign space at our 13200 Woodland Park Drive building (known as One Dulles Tower) in Herndon, Virginia.

•                  Recorded SFAS 141 accretion of intangible assets and liabilities classified as revenues of $273,000 and $569,000 in the second quarter of 2004 and 2003, respectively, which increased FFO.  Excluding the effects of SFAS 141, our FFO per share would have been $.49 per share for the second quarter of 2004 as compared to $.37 per share for the comparable 2003 period, representing an increase of 32.4% per share.

•                  Reported AFFO – diluted of $13,956,000 for the second quarter of 2004 as compared to $11,167,000 for the comparable 2003 period, representing an increase of 25.0%.

•                  Our FFO payout ratio was 46.4% for the second quarter of 2004 as compared to 60.3% for the comparable 2003 period.  Our AFFO payout ratio was 71.2% for the second quarter of 2004 as compared to 80.5% for the comparable 2003 period.

Financing Activity and Capital Transactions

•                  On April 23, 2004, we issued 2,750,000 common shares generating proceeds of $58.4 million, or $21.24 per share.  The proceeds were initially used to pay down our revolving credit line until we borrowed $26.0 million to repay a 7.79% fixed rate mortgage scheduled to mature on August 1, 2004.  Additionally, we borrowed $31.3 million on July 15, 2004 to redeem all of our 10.0% Series B Cumulative Redeemable Preferred Shares.

•                  As of June 30, 2004, our debt to market capitalization was 39.4% and our debt to undepreciated book value of real estate assets was 54.5%.  We achieved an EBITDA interest coverage ratio of 3.52x and an EBITDA fixed charge coverage ratio of 2.48x for this quarter.

Acquisitions / Dispositions

•                  On April 14, 2004, we executed our options to purchase, for $4.0 million, the ground leases for the 15059 Conference Center Drive and 4851 Stonecroft Boulevard buildings in Westfields Corporate Center in Chantilly, Virginia.

•                  On April 15, 2004, we acquired an office building containing 178,764 square feet for $16.5 million in Hunt Valley, Maryland.  We funded this purchase using a $16.0 million borrowing under our unsecured revolving credit facility and the balance from cash reserves.

•                  On April 25, 2004, we acquired for $9.6 million, a 5.3 acre parcel in Herndon, Virginia, adjacent to our One Dulles Tower building.

•                  On May 5, 2004, we acquired a 59,055 square foot building for $7.4 million.  The building represents one of two buildings deferred as part of our March 2004 acquisition of eight buildings in close proximity to Patuxent River Naval Air Station.  The acquisition was financed through the assumption of a $4.1 million, 7.7% mortgage maturing November 1, 2007 and the balance from cash reserves.

Operations

•                  Overall occupancy was 92.9% and our portfolio was 94.4% leased as of June 30, 2004.

•                  Our same property cash NOI increased by 2.5% or $689,000 as compared to the quarter ended June 30, 2003.  Our same property portfolio consists of 110 properties and represents 81.1% of our total square feet owned as of June 30, 2004.

•                  Weighted average lease term of our office portfolio is 4.7 years as of June 30, 2004, with an average contractual rental rate (including tenant reimbursements of operating costs) of $19.86 per square foot.

•                  We renewed 287,673 square feet or 70.1% of our expiring office leases (based upon square footage) with an average capital cost of $9.47 per square foot during the second quarter.  For our renewed and retenanted space of 426,508 square feet, we realized changes in base rent and total rent, on a straight-line basis, of 9.7% and 5.6%, respectively, as measured from the GAAP straight-line rent, in effect preceding the renewal date.

Subsequent Events

•                  On July 19, 2004, we commenced construction on 304 Carina Road (known as 304 NBP), a five story, 162,498 square foot building located in our National Business Park.

•                  On July 20, 2004, we executed a loan commitment to borrow $115.0 million on a non-recourse basis at a fixed interest rate of 5.47% for a term of seven years.  The loan is anticipated to close in September and will be secured by three Northern Virginia properties.

•                  On July 26, 2004 we announced a contract with Penmar Development Corporation for the purchase of Ft. Ritchie, located in Cascade, Washington County, Maryland, consisting of approximately 600 acres and assorted buildings.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2003.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Revenues from Real Estate Operations	$53,892	$48,971	$46,579	$45,448	$40,878

Total Revenues	60,251	56,829	51,856	65,252	43,069

Combined Net Operating Income	39,245	33,932	32,710	32,384	29,755

EBITDA	37,020	32,078	30,711	31,312	27,884

Net Income	8,843	8,993	8,070	8,582	6,238
Preferred Share dividends	(4,435)	(4,456)	(3,779)	(3,157)	(2,534)
Repurchase of preferred units in excess of recorded book value	––	––	––	––	(11,224)

Net Income (Loss) Available to Common Shareholders	$4,408	$4,537	$4,291	$5,425	$(7,520)

Earnings per diluted share	$0.13	$0.14	$0.14	$0.18	$(0.30)

Funds From Operations (FFO) - Diluted	$21,410	$16,307	$16,187	$16,725	$14,909
FFO per diluted share	$0.50	$0.40	$0.40	$0.41	$0.38

FFO - Diluted, excluding SFAS 141	$21,137	$15,998	$15,835	$16,378	$14,340
FFO per diluted share, excluding SFAS 141	$0.49	$0.39	$0.39	$0.41	$0.37

Adjusted FFO - Diluted	$13,956	$12,209	$11,060	$11,963	$11,167

Payout Ratios:

Earnings Payout	178.71%	158.21%	158.63%	125.31%	n/a

FFO - Diluted (A)	46.40%	56.87%	55.77%	53.93%	60.32%

AFFO - Diluted (B)	71.19%	75.95%	81.62%	75.39%	80.53%

Total Dividends/Distributions	$14,370	$13,708	$12,670	$12,040	$11,302

(A)      Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares for the 2nd quarter of 2003) by FFO diluted.

(B)        Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares for the 2nd quarter of 2003) by AFFO diluted.

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Assets
Investment in real estate:
Land - operational	$236,026	$229,558	$216,703	$208,380	$197,447
Land - development	70,407	59,231	53,356	43,482	43,357
Construction in progress	51,365	35,387	13,793	9,474	6,847
Buildings and improvements	1,091,865	1,071,701	1,003,214	981,347	928,749
Investment in and advances to unconsolidated real estate joint ventures	1,055	1,059	5,262	9,576	9,817
Less: accumulated depreciation	(121,630)	(110,155)	(103,070)	(96,538)	(88,174)
Net investment in real estate	1,329,088	1,286,781	1,189,258	1,155,721	1,098,043

Cash and cash equivalents	12,202	9,536	9,481	13,372	8,367
Restricted cash	12,137	13,528	11,030	7,878	9,547
Accounts receivable, net	16,012	9,708	13,047	7,049	6,129
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	20,857	18,673	17,903	16,728	15,535
Deferred charges, net	24,006	19,551	17,723	17,487	17,399
Intangible assets on real estate acquisitions, net	53,874	55,577	55,692	57,371	42,577
Prepaid and other assets	18,380	14,719	14,311	21,237	16,403
Furniture, fixtures and equipment, net of accumulated depreciation	2,512	2,316	2,010	2,006	1,745
Total assets	$1,490,689	$1,432,010	$1,332,076	$1,300,470	$1,217,366

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$820,344	$829,755	$738,698	$759,298	$736,117
Accounts payable and accrued expenses	37,523	29,217	23,126	15,450	13,756
Rents received in advance and security deposits	11,950	11,842	10,112	11,503	7,060
Deferred revenue associated with acquired operating leases	8,335	8,734	9,630	10,291	10,941
Dividends/distributions payable	13,668	12,991	12,098	11,637	10,421
Fair value of derivatives	106	429	467	726	921
Other liabilities	7,105	3,184	7,768	7,114	6,633
Total liabilities	899,031	896,152	801,899	816,019	785,849

Minority interests:
Common Units in the Operating Partnership	84,844	79,245	79,796	80,411	81,274
Other consolidated real estate joint ventures	5,602	5,498	––	––	––
Total minority interests	90,446	84,743	79,796	80,411	81,274

Commitments and contingencies	––	––	––	––	––

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of June 30, 2004)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (no shares issued as of June 30, 2004)	––	––	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of June 30, 2004)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of June 30, 2004)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of June 30, 2004)	22	22	22	22	––
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of June 30, 2004)	20	20	20	––	––
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 34,118,180 shares issued as of June 30, 2004)	341	312	296	296	294
Treasury Shares, at cost (166,600 shares as of June 30, 2004)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	552,341	499,132	494,299	445,717	390,793
Cumulative distributions in excess of net income	(44,593)	(41,123)	(38,483)	(35,968)	(34,595)
Value of unearned restricted common share grants	(5,459)	(5,543)	(4,107)	(4,107)	(4,185)
Accumulated other comprehensive loss	(83)	(328)	(294)	(548)	(692)
Total shareholders’ equity	501,212	451,115	450,381	404,040	350,243
Total shareholders’ equity and minority interests	591,658	535,858	530,177	484,451	431,517
Total liabilities and shareholders’ equity	$1,490,689	$1,432,010	$1,332,076	$1,300,470	$1,217,366

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Revenues
Rental revenue	$49,038	$43,194	$40,127	$40,210	$36,722
Tenant recoveries and other revenue	4,854	5,777	6,452	5,238	4,156
Construction contract revenues	5,233	6,137	4,643	19,009	1,283
Other service operations revenues	1,126	1,721	634	795	908
Total Revenues	60,251	56,829	51,856	65,252	43,069

Expenses
Property operating	14,647	15,039	13,869	13,075	11,101
Depreciation and amortization	15,884	10,359	10,387	9,462	9,229
Construction contract expenses	4,979	5,818	4,384	18,034	1,276
Other service operations expenses	1,142	1,298	666	1,027	996
General and administrative expenses	2,487	2,286	2,242	1,937	1,766
Total operating expenses	39,139	34,800	31,548	43,535	24,368

Operating Income	21,112	22,029	20,308	21,717	18,701
Interest expense	(10,514)	(10,262)	(10,471)	(10,436)	(10,037)
Amortization of deferred financing costs	(500)	(859)	(811)	(773)	(595)

Income from continuing operations before gain on sales of real estate, equity in (loss)/income of unconsolidated entities, income taxes and minority interests	10,098	10,908	9,026	10,508	8,069

Gain/(loss) on sales of real estate, excluding discontinued operations	24	(222)	24	23	21
Equity in (loss)/income of unconsolidated entities	––	(88)	(7)	95	(33)
Income tax (expense)/benefit	(30)	(200)	406	(296)	30
Income from continuing operations before minority interests	10,092	10,398	9,449	10,330	8,087
Minority interest in income from continuing operations of consolidated subsidiaries
Common units in the Operating Partnership	(1,241)	(1,405)	(1,378)	(1,759)	(1,349)
Preferred units in the Operating Partnership	––	––	––	––	(477)
Other consolidated entities	(8)	––	––	––	––
Income from continuing operations	8,843	8,993	8,071	8,571	6,261
Income from discontinued operations, net of minority interests	––	––	(1)	11	(23)
Net Income	8,843	8,993	8,070	8,582	6,238
Preferred share dividends	(4,435)	(4,456)	(3,779)	(3,157)	(2,534)
Repurchase of preferred units in excess of recorded book value	––	––	––	––	(11,224)
Net Income (Loss) Available to Common Shareholders	$4,408	$4,537	$4,291	$5,425	$(7,520)

For EPS Computations:
Numerator:
Net Income (Loss) Available to Common Shareholders	$4,408	$4,537	$4,291	$5,425	$(7,520)
Dividends on convertible preferred shares	––	21	136	136	––
Numerator for Dilutive EPS Computation	$4,408	$4,558	$4,427	$5,561	$(7,520)

Denominator:
Weighted Average Common Shares - Basic	32,743	29,814	28,951	28,832	25,443
Dilutive options	1,639	1,749	1,658	1,480	––
Preferred shares outstanding assuming conversion	––	539	1,197	1,197	––
Weighted Average Common Shares - Diluted	34,382	32,102	31,806	31,509	25,443

Earnings per diluted share	$0.13	$0.14	$0.14	$0.18	$(0.30)

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Net Income	$8,843	$8,993	$8,070	$8,582	$6,238
Preferred share dividends	(4,435)	(4,456)	(3,779)	(3,157)	(2,534)
Combined real estate related depreciation and other amortization	15,785	10,261	10,292	9,337	9,108
Depreciation and amortization of unconsolidated real estate entities	––	106	112	86	61
Minority interest - common units, gross	1,241	1,405	1,378	1,763	1,338
Gain on sale of real estate properties, excluding redevelopment	(24)	(23)	(23)	(23)	(8)
Funds From Operations (FFO) - Basic	21,410	16,286	16,050	16,588	14,203

Minority interest - preferred units	––	––	––	––	477
Convertible preferred share dividends	––	21	136	136	136
Restricted common share dividends	––	––	––	––	90
Expense on dilutive options	––	––	1	1	3
Funds From Operations (FFO) - Diluted	$21,410	$16,307	$16,187	$16,725	$14,909

Straight line rents	(2,184)	(766)	(1,061)	(1,293)	(1,309)
Accretion of intangible assets and liabilities classified as revenues	(273)	(309)	(352)	(347)	(569)
Recurring capital improvements	(4,997)	(3,023)	(3,714)	(3,122)	(1,864)
Adjusted Funds from Operations - Diluted	$13,956	$12,209	$11,060	$11,963	$11,167

Preferred dividends - redeemable non-convertible (1)	4,435	4,435	3,643	3,021	2,398
Preferred dividends - redeemable convertible	––	21	136	136	136
Preferred distributions	––	––	––	––	478
Common distributions	2,057	2,074	2,084	2,085	1,968
Common dividends (2)	7,878	7,178	6,807	6,798	6,322
Total Dividends/Distributions	$14,370	$13,708	$12,670	$12,040	$11,302

Denominator for earnings per share - Diluted	34,382	32,102	31,806	31,509	25,443
Preferred shares outstanding assuming conversion	––	––	––	––	1,197
Common units	8,765	8,863	8,870	8,909	8,963
Restricted shares	––	––	––	––	334
Dilutive options	––	––	5	––	1,274
Convertible preferred units	––	––	––	––	2,022
Denominator for funds from operations per share - Diluted	43,147	40,965	40,681	40,418	39,233

Funds From Operations (FFO) - Diluted	$21,410	$16,307	$16,187	$16,725	$14,909
Less: reclassification of accretion of intangible assets and liabilities classified as revenues	(273)	(309)	(352)	(347)	(569)
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$21,137	$15,998	$15,835	$16,378	$14,340

Numerator for Dilutive EPS Computation	$4,408	$4,558	$4,427	$5,561	$(7,520)
Add: Dividends on convertible preferred shares	––	––	––	––	136
Add: Expense on dilutive options	––	––	––	––	3
Less: Repurchase of preferred units in excess of recorded book value (3)	n/a	n/a	n/a	n/a	11,224
Numerator for Dilutive EPS Computation, as adjusted	$4,408	$4,558	$4,427	$5,561	$3,843

Weighted Average Common Shares - Diluted	34,382	32,102	31,806	31,509	25,443
Add: dilutive options	n/a	n/a	n/a	n/a	1,274
Add: preferred shares assuming conversion	n/a	n/a	n/a	n/a	1,197
Weighted Average Common Shares - Diluted, as adjusted	34,382	32,102	31,806	31,509	27,914

Earnings per diluted share, as adjusted for repurchase of preferred units in excess of recorded book value	$0.13	$0.14	$0.14	$0.18	$0.14

(1)          Includes Series B, E, F, G and H Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)          Includes dividends on restricted shares for the 2nd quarter of 2003.

(3)          Earnings per diluted share has been adjusted to exclude the effect of the repurchase of preferred units in excess of recorded book value.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Net Income	$8,843	$8,993	$8,070	$8,582	$6,238
Combined interest expense	10,514	10,262	10,471	10,436	10,037
Amortization of deferred financing costs	500	859	810	773	595
Income tax expense (benefit), gross	30	200	(406)	297	(30)
Depreciation of furniture, fixtures and equipment	99	98	96	124	121
Combined real estate related depreciation and other amortization	15,785	10,261	10,292	9,337	9,108
Minority interest - preferred units	––	––	––	––	477
Minority interest - consolidated partnerships	8	––	––	––	––
Minority interest - common units, gross	1,241	1,405	1,378	1,763	1,338
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$37,020	$32,078	$30,711	$31,312	$27,884
Addback:
General and administrative	2,487	2,286	2,242	1,937	1,766
(Income) losses from service operations	(238)	(742)	(227)	(743)	81
Equity in loss (income) of unconsol. real estate joint ventures	––	88	7	(95)	33
Gain on sale of depreciated real estate properties	(24)	(23)	(23)	(23)	(8)
Merchant sales and real estate services	––	245	––	(4)	(1)
Combined Net Operating Income (NOI)	$39,245	$33,932	$32,710	$32,384	$29,755

Discontinued Operations:
Revenues from real estate operations	$––	$––	$––	$2	$6
Property operating expenses	––	––	––	13	(24)
Depreciation and amortization	––	––	––	––	––
Interest	––	––	––	––	––
Gain on sale of real estate	––	––	(1)	––	(16)
Income from discontinued operations	––	––	(1)	15	(34)
Minority interests in discontinued operations	––	––	––	(4)	11
Income from discontinued operations, net of minority interests	$––	$––	$(1)	$11	$(23)

Gain/(Loss) on sales of real estate per statement of operations	$24	$(222)	$24	$23	$21
(Loss) Gain on sales of real estate from discontinued operations	––	––	(1)	––	(16)
Combined gain/(loss) on sales of real estate	24	(222)	23	23	5
Other	––	––	––	––	4
Merchant sales and real estate services	––	245	––	(4)	(1)
Gain on sales of depreciated real estate properties	$24	$23	$23	$19	$8

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2004		2003
	June 30	March 31	December 31	September 30	June 30
Common Equity - End of Quarter
Common Shares (1)	33,952	30,976	29,397	29,361	29,178
Common Units	8,754	8,826	8,870	8,870	8,947
Total	42,706	39,803	38,267	38,231	38,125
End of Quarter Common Share Price	$24.85	$25.00	$21.00	$18.51	$16.93
Market Value of Common Shares/Units	$1,061,244	$995,064	$803,607	$707,656	$645,456

Common Shares Trading Volume
Average Daily Volume (Shares)	187	126	89	99	121
Average Daily Volume (Dollars in thousands)	$4,226.56	$2,853.28	$1,828.61	$1,778.15	$1,919.19
As a Percentage of Common Shares	0.6%	0.4%	0.3%	0.3%	0.5%

Common Share Price Range
Quarterly High	$25.10	$25.05	$22.40	$19.35	$16.96
Quarterly Low	$19.00	$20.28	$18.51	$16.79	$14.75
Quarterly Average	$22.55	$22.62	$20.45	$18.01	$15.92
End of Quarter	$24.85	$25.00	$21.00	$18.51	$16.93

Convertible Preferred Equity - End of Quarter
Convertible Series D Preferred Shares Outstanding (2)	n/a	n/a	544	544	544
Conversion Ratio	n/a	n/a	2.200	2.200	2.200
Common Shares Issued Assuming Conversion	n/a	n/a	1,197	1,197	1,197

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding (3)	1,250	1,250	1,250	1,250	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding (4)	2,200	2,200	2,200	2,200	n/a
Redeemable Series H Shares Outstanding (5)	2,000	2,000	2,000	n/a	n/a
Total Nonconvertible Preferred Equity	8,025	8,025	8,025	6,025	3,825
Total Convertible Preferred Equity	n/a	n/a	544	544	544
Total Preferred Equity	8,025	8,025	8,569	6,569	4,369
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$200,625	$200,625	$214,225	$164,225	$109,225

Weighted Average Shares:
Common Shares Outstanding	32,743	29,814	28,951	28,832	25,443
Restricted Shares Outstanding	––	––	––	––	334
Preferred Shares Outstanding Assuming Conversion	––	539	1,197	1,197	1,197
Dilutive options	1,639	1,749	1,663	1,480	1,274
Common Units	8,765	8,863	8,870	8,909	8,963
Preferred Units Assuming Conversion	––	––	––	––	2,022
Denominator for funds from operations per share - diluted	43,147	40,965	40,681	40,418	39,233

Capitalization
Recorded Book Value of Preferred Shares	$200,625	$200,625	$214,225	$164,225	$109,225
Market Value of Common Shares/Units	1,061,244	995,064	803,607	707,656	645,456
Total Equity Market Capitalization	$1,261,869	$1,195,689	$1,017,832	$871,881	$754,681

Total Debt	$820,344	$829,755	$738,698	$759,298	$736,117

Total Market Capitalization	$2,082,213	$2,025,444	$1,756,530	$1,631,179	$1,490,798

Debt to Total Market Capitalization	39.4%	41.0%	42.1%	46.5%	49.4%
Debt to Total Assets	55.0%	57.9%	55.5%	58.4%	60.5%
Debt to Undepreciated Book Value of Real Estate Assets	54.5%	57.1%	54.8%	58.0%	59.9%

(1)          Net of 166,600 treasury shares.

(2)          On February 11, 2004, all of the Series D preferred shares were converted into 1,196,800 common shares.

(3)          On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 shares of Series B preferred units and paid a prorated dividend of $.1042 per share for the third quarter 2004.

(4)          On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(5)          On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	2004				2003
	June 30		March 31		December 31		September 30		June 30
PRICING MULTIPLES

Quarter End Common Stock Price	$24.85		$25.00		$21.00		$18.51		$16.93
Dividend Yield	3.78%		3.76%		4.48%		5.08%		5.20%

Price / Earnings (P / E) Multiple –– includes discontinued operations (Quarter End Common Share Price / Annualized Net Income (Loss) Available to Common Shareholders per diluted share)	48.45	x	44.02	x	37.72	x	26.22	x	n/a

Combined NOI Multiple –– includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units+ Avg. Total Debt) / Annualized Combined NOI	13.34	x	14.51	x	13.37	x	12.45	x	12.43	x

EBITDA Multiple –– includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt) / Annualized EBITDA	14.14	x	15.35	x	14.24	x	12.87	x	13.26	x

FFO Multiple (Quarter End Common Share Price / Ann. FFO –– diluted per share)	12.52	x	15.70	x	13.19	x	11.18	x	11.14	x

Combined NOI Yield –– includes discontinued operations (Annualized Combined NOI / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt))	7.50%		6.89%		7.48%		8.03%		8.05%

EBITDA Yield –– includes discontinued operations (Annualized EBITDA / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt))	7.07%		6.51%		7.02%		7.77%		7.54%

Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Recorded Book Value of Preferred Share/Units + Total Debt) / Rentable Square Feet) (1)	$188.31		$188.29		$172.37		$161.99		$154.79

RETURNS

Return on Assets –– includes discontinued operations (Net Income (Loss) Available to Common Shareholders / Average Total Assets)	0.30%		0.33%		0.33%		0.43%		n/a

Yield on Real Estate Owned - Combined NOI –– includes discontinued operations (Ann. Combined NOI / Avg. Adjusted Gross Real Estate Investment) (2)	11.46%		10.31%		10.37%		10.72%		10.52%

Yield on Real Estate Owned - EBITDA - includes discontinued operations (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment) (2)	10.81%		9.75%		9.74%		10.37%		9.86%

(1)          Excludes square footage of assets under development, under construction or held in a joint venture.

(2)          Excludes land development, construction in progress and an investment in real estate joint ventures as these assets do not generate net operating income.

Quarterly Debt Analysis

(Dollars in thousands)

	2004				2003
	June 30		March 31		December 31		September 30		June 30
Debt Outstanding
Mortgage Loans	$612,936		$637,387		$686,129		$666,622		$615,441
Construction Loans	23,408		18,368		20,894		12,776		12,776
Revolving Credit Facility	––		––		18,900		18,900		18,900
Secured Revolving Credit Facility	––		––		12,775		61,000		89,000
Unsecured Revolving Credit Facility	184,000		174,000		––		––		––
	$820,344		$829,755		$738,698		$759,298		$736,117

Average Outstanding Balance
Mortgage Loans	$635,134		$687,012		$672,422		$657,003		$583,012
Construction Loans	20,873		8,271		12,865		12,776		12,754
Revolving Credit Facility	––		14,429		18,900		18,900		18,900
Secured Revolving Credit Facility	––		22,609		51,910		79,263		97,194
Unsecured Revolving Credit Facility	175,494		34,681		––		––		––
	$831,501		$767,002		$756,097		$767,942		$711,860

Interest Rate Structure
Fixed	$537,088		$563,624		$548,540		$492,088		$494,194
Variable	233,256		216,131		90,158		167,210		141,923
Variable Subject to Interest Rate Protection (1 - 2)	50,000		50,000		100,000		100,000		100,000
	$820,344		$829,755		$738,698		$759,298		$736,117

% of Fixed Rate Loans (3)	71.57%		73.95%		87.80%		77.98%		80.72%
% of Variable Rate Loans	28.43%		26.05%		12.20%		22.02%		19.28%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.23%		5.97%		5.92%		5.92%		6.32%
Revolving Credit Facility	n/a		3.01%		3.02%		3.01%		3.20%
Secured Revolving Credit Facility	n/a		5.54%		4.48%		3.93%		3.67%
Unsecured Revolving Credit Facility	2.92%		3.19%		n/a		n/a		n/a
Total Weighted Average	5.53%		5.78%		5.75%		5.73%		6.06%

Debt Ratios
Debt to Total Market Capitalization	39.4%		41.0%		42.1%		46.5%		49.4%
Debt to Undepreciated Book Value of Real Estate Assets	54.5%		57.1%		54.8%		58.0%		59.9%

Coverage Ratios (excluding capitalized interest) –– All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.73	x	3.31	x	3.12	x	3.10	x	2.96	x
(Combined NOI / Combined Interest)
Interest Coverage - EBITDA	3.52	x	3.13	x	2.93	x	3.00	x	2.78	x
(EBITDA / Combined Interest)
Debt Service Coverage - Combined NOI	2.49	x	2.01	x	2.49	x	2.52	x	2.46	x
(Combined NOI / (Combined Interest + Principal Amortization))
Debt Service Coverage - EBITDA	2.35	x	1.90	x	2.34	x	2.44	x	2.31	x
(EBITDA / (Combined Interest + Principal Amortization))
Fixed Charge Coverage - Combined NOI	2.63	x	2.31	x	2.30	x	2.38	x	2.28	x
(Combined NOI / (Combined Interest + Preferred Distribution))
Fixed Charge Coverage - EBITDA	2.48	x	2.18	x	2.16	x	2.30	x	2.14	x
(EBITDA / (Combined Interest + Preferred Distribution))

(1)          We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expires January 3, 2005.

(2)          We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 1.52% which expired January 7, 2004.

(3)          Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2004		2003
	June 30	March 31	December 31	September 30	June 30
OPERATING RATIOS –– All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	16.41%	18.36%	17.33%	18.88%	15.26%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	72.82%	69.29%	70.22%	71.26%	72.79%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	68.69%	65.50%	65.93%	68.90%	68.21%

G&A as a % of Net Income (G&A / Net Income)	28.12%	25.42%	27.78%	22.57%	28.31%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	4.61%	4.67%	4.81%	4.26%	4.32%

G&A as a % of EBITDA (G&A / EBITDA)	6.72%	7.13%	7.30%	6.19%	6.33%

Quarter end occupancy for operating portfolio	92.92%	91.85%	91.24%	91.74%	91.58%

Quarter end % leased for operating portfolio	94.38%	93.76%	92.78%	92.16%	92.04%

Recurring Capital Expenditures	$4,997	$3,023	$3,714	$3,122	$1,864

Recurring Capital Expenditures per average square foot	$0.47	$0.29	$0.37	$0.32	$0.39

Recurring Capital Expenditures as a % of NOI (Combined NOI)	12.73%	8.91%	11.35%	9.64%	6.26%

Quarterly Dividend Analysis

	2004		2003
	June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.235	$0.235	$0.235	$0.235	$0.220
Increase over prior quarter	0.0%	0.0%	0.0%	6.8%	0.0%
Increase over prior year	6.8%	6.8%	6.8%	6.8%	4.8%

Common Dividend Payout Ratios
Payout - Earnings	178.7%	158.2%	158.6%	125.3%	n/a
(Common Dividends/ Net Income (Loss) Available to Common Shareholders)

Payout - FFO - Diluted	46.4%	56.9%	55.8%	53.9%	60.3%
((Common Dividend + Total Distributions + Convertible Preferred Share Dividends)/FFO)

Payout - AFFO - Diluted	71.2%	76.0%	81.6%	75.4%	80.5%
((Common Dividend + Total Distributions + Convertible Preferred Share Dividends) /AFFO)

Dividend Coverage - FFO - Diluted	2.16x	1.76x	1.79x	1.85x	1.66x
(FFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))

Dividend Coverage - AFFO - Diluted	1.40x	1.32x	1.23x	1.33x	1.24x
(AFFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))

Common Dividend Yields
Dividend Yield	3.78%	3.76%	4.48%	5.08%	5.20%

Series C Preferred Unit Distributions (1)
Preferred Unit Distributions Per Share	n/a	n/a	n/a	n/a	$0.56250
Preferred Unit Distributions Yield	n/a	n/a	n/a	n/a	9.00%
Quarter End Recorded Book Value	n/a	n/a	n/a	n/a	$25.00

Series B Preferred Share Dividends (2)
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series D Preferred Share Dividends (3)
Preferred Share Dividends Per Share	n/a	n/a	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	n/a	n/a	4.00%	4.00%	4.00%
Quarter End Recorded Book Value	n/a	n/a	$25.00	$25.00	$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends (4)
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	n/a
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	n/a
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	n/a

Series H Preferred Share Dividends (5)
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	n/a	n/a
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	n/a	n/a
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	n/a	n/a

(1)          On June 16, 2003, we repurchased all of the 1,016,662 outstanding Series C convertible preferred units for $36.1 million or $14.90 per common share, on an as-if converted basis.

(2)          On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 shares of Series B preferred units and paid a prorated dividend of $.1042  per share for the third quarter 2004.

(3)          On February 11, 2004,  all of the Series D preferred shares were converted into 1,196,800 common shares.

(4)          On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(5)          On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Investor Composition and Analyst Coverage

(as of June 30, 2004)

	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total
SHAREHOLDER CLASSIFICATION

Insiders	986,121	7,712,558	––	8,698,679	20.37%
Institutional Ownership	24,187,202	––	––	24,187,202	56.64%
Other / Retail	8,778,257	1,041,650	––	9,819,907	22.99%
	33,951,580	8,754,208	––	42,705,788	100.00%

	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
RESEARCH COVERAGE

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	n/a	n/a	x	x	x
Cobblestone Research, LLC	n/a	n/a	x	x	n/a
Deutsche Banc Alex. Brown	n/a	n/a	n/a	x	x
Ferris, Baker Watts, Incorporated	n/a	x	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	x	x	x	x	n/a
McDonald Investments	x	x	x	x	x
Mercury Partners, LLC	n/a	n/a	n/a	n/a	x
Raymond James	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of March 31, 2004 per Vickers Stock Research Corporation.

Debt Maturity Schedule - June 30, 2004

(Dollars in thousands)

	Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2004	$5,272	$––	$2,827	$––	$––	$8,099
2005	11,029	16,368	4,642	74,718	––	106,757
2006	11,189	59,975	4,452	25,536	––	101,152
2007	10,353	53,835	3,323	4,998	––	72,509
2008	8,229	142,903	549	––	184,000	335,681
2009	4,885	52,112	589	––	––	57,586
2010	3,687	43,710	50	12,481	––	59,928
2011	2,553	––	––	––	––	2,553
2012	3,041	35,962	––	––	––	39,003
2013	––	37,076	––	––	––	37,076
	$60,238	$441,941	$16,432	$117,733	$184,000	$820,344

Notes:

(1)          Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have already been exercised.

(2)          We have the right to extend the Wachovia Revolver Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2007.  The maturity date presented in the above table assumes that the extension option has already been exercised.

We have the following interest rate protection agreements in place:

$50 million notional amount swap of one-month LIBOR at 2.3075%, which commenced in January 2003 and expires in January 2005.

Property Summary by Region - June 30, 2004

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	2720 Technology Drive (220 NBP)	BWI Airport	NBP		M		156,730
2	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
3	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
4	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
5	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
6	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
	2691 Technology Drive (191 NBP)	BWI Airport	NBP		M		103,683
7	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
8	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
9	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
10	135 National Business Parkway	BWI Airport	NBP	1998	M	86,863
11	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
	318 Carina Road (318 NBP)	BWI Airport	NBP		M		125,847
12	114 National Business Parkway	BWI Airport	NBP	2002	M	9,717
						1,301,324	386,260

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,456
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,713
16	800 International Drive	BWI Airport	APS	1988	S	57,379
17	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,294
18	900 International Drive	BWI Airport	APS	1986	S	57,140
19	930 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,681,778	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,953
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,623	—

48	Subtotal (continued on next page)					3,468,725	386,260

Property Summary by Region - June 30, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

48	Subtotal (continued from prior page)					3,468,725	386,260

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,743
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,847
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,500
12	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
13	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
14	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,309
15	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	35,040
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,147,117	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	17,655
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						269,587	—

72	Total Baltimore / Washington Corridor					5,190,429	386,260

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	14502 Greenview Drive	Laurel		1988	M	71,934
3	14504 Greenview Drive	Laurel		1985	M	69,194
4	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
5	4230 Forbes Boulevard	Lanham	Forbes 50		S	26,803	29,064
	Total Suburban Maryland					532,915	29,064

	Other

1	10150 York Road	North Baltimore Co.		1985	M	178,764
2	9690 Deereco Road	North Baltimore Co.		1988	M	133,737
3	375 West Padonia Road	North Baltimore Co.		1986	M	110,328
4	1615 and 1629 Thames Street	Baltimore City		1989	M	101,115
	Total Other					523,944	—

Property Summary by Region - June 30, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Southern Maryland

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	60,659
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,509
						218,028	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
						61,156	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
						210,740	—

9	Total Southern Maryland					489,924	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,572
	4851 Stonecroft Boulevard	Dulles South	Westfields		M		88,094
5	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
6	14840 Conference Center Drive	Dulles South	Westfields	2000	S	69,710
						1,027,644	88,094

1	13200 Woodland Park Drive	Herndon	Woodlands	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	S	53,728
						166,821	—

9	Total Northern Virginia					1,599,130	88,094

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	66,224
						145,680	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

13	Subtotal (continued on next page)					555,360	—

Property Summary by Region - June 30, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

13	Subtotal (continued from prior page)					555,360	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,039
						116,904	—

16	Total Greater Harrisburg					672,264	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,433	—
						61,433	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,318
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,581	—

13	Total Northern / Central New Jersey					904,174	—

132	TOTAL PORTFOLIO					10,873,129	503,418

Property Occupancy Rates by Region by Quarter

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	Southern Maryland	Total Portfolio

June 30, 2004

Number of Buildings	72	9	13	4	16	5	4	9	132
Rentable Square Feet	5,190,429	1,599,130	904,174	960,349	672,264	532,915	523,944	489,924	10,873,129
Percent Occupied	93.96%	94.93%	89.48%	100.00%	85.08%	83.77%	87.31%	94.50%	92.92%

March 31, 2004

Number of Buildings	72	9	13	4	16	4	3	8	129
Rentable Square Feet	5,190,826	1,599,137	904,174	960,349	672,264	506,104	335,985	430,869	10,599,708
Percent Occupied	91.68%	94.25%	88.50%	100.00%	86.10%	81.38%	91.91%	95.13%	91.85%

December 31, 2003

Number of Buildings	71	9	13	4	16	3	3	n/a	119
Rentable Square Feet	5,183,960	1,599,137	904,159	960,349	672,264	377,074	335,985	n/a	10,032,928
Percent Occupied	90.42%	94.78%	88.52%	100.00%	87.20%	79.23%	90.98%	n/a	91.24%

September 30, 2003

Number of Buildings	70	9	13	4	16	3	3	n/a	118
Rentable Square Feet	5,063,248	1,599,137	904,128	960,349	672,209	376,986	335,985	n/a	9,912,042
Percent Occupied	90.12%	95.39%	92.10%	100.00%	89.56%	81.17%	90.40%	n/a	91.74%

June 30, 2003

Number of Buildings	70	4	13	4	16	3	3	n/a	113
Rentable Square Feet	5,056,934	1,165,316	904,128	960,349	673,940	376,986	335,985	n/a	9,473,638
Percent Occupied	90.27%	93.52%	92.24%	100.00%	91.50%	81.17%	90.64%	n/a	91.58%

Top Twenty Office Tenants as of June 30, 2004

(Dollars and square feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (1)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (2)

United States of America (3)	29	1,302,205	12.9%	$27,478	14.0%	5.2
Computer Sciences Corporation (4)	6	513,866	5.1%	11,809	6.0%	5.9
Booz Allen Hamilton, Inc.	9	454,752	4.5%	10,893	5.6%	8.2
AT&T Corporation (4)	8	459,220	4.5%	9,544	4.9%	3.0
General Dynamics Corporation	10	396,083	3.9%	7,914	4.0%	4.9
Unisys (5)	3	741,284	7.3%	7,745	4.0%	5.0
Northrop Grumman Corporation	7	261,696	2.6%	5,824	3.0%	3.6
The Boeing Company (4)	8	162,699	1.6%	3,975	2.0%	4.6
Ciena Corporation	4	278,749	2.8%	3,952	2.0%	1.9
VeriSign, Inc.	1	162,841	1.6%	3,893	2.0%	10.1
The Aerospace Corporation	2	134,272	1.3%	3,501	1.8%	10.4
Magellan Health Services	2	150,622	1.5%	2,903	1.5%	7.1
Commonwealth of Pennsylvania (4)	5	185,940	1.8%	2,731	1.4%	5.2
Johns Hopkins University (4)	7	106,473	1.1%	2,401	1.2%	3.2
The Titan Corporation (4)	6	88,615	0.9%	2,341	1.2%	4.9
Merck & Co. (5)	1	219,065	2.2%	2,326	1.2%	5.0
Carefirst, Inc. and Subsidiaries (4)	3	94,223	0.9%	2,200	1.1%	3.5
USinternetworking, Inc.	1	155,000	1.5%	1,935	1.0%	13.8
Comcast Corporation	1	98,897	1.0%	1,776	0.9%	5.3
Rewardsplus of America	2	92,183	0.9%	1,743	0.9%	6.4

Subtotal Top 20 Office Tenants	115	6,058,685	60.0%	116,886	59.7%	5.6
All remaining tenants	452	4,044,558	40.0%	78,793	40.3%	3.5
Total/Weighted Average	567	10,103,243	100.0%	$195,678	100.0%	4.7

(1)     Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2004 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(2)     The weighting of the lease term was computed using Total Rental Revenue.

(3)     Many of our government leases are subject to early termination provisions which are customary to government leases.  The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)     Includes affiliated organizations or agencies.

(5)     Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

Combined Real Estate Revenue by Geographic Region by Quarter (1)
(Dollars in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$25,018	$25,278	$24,535	$24,670	$23,743
Northern Virginia	13,290	10,886	10,282	9,010	5,246
Northern/Central New Jersey	4,661	4,679	3,780	3,685	3,657
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,168	2,243	2,374	2,372	2,658
Southern Maryland	1,662	124	—	—	—
Suburban Maryland	2,358	1,555	1,463	1,480	1,296
Other	2,181	1,649	1,593	1,622	1,633

Combined Regional Real Estate Revenue	$53,844	$48,920	$46,533	$45,345	$40,739

(1)     Combined regional real estate revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the effect of discontinued operations.

Combined Net Operating Income by Geographic Region by Quarter (2)
(Dollars in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$17,406	$17,153	$16,845	$17,428	$17,413
Northern Virginia	10,216	7,574	7,288	6,352	3,595
Northern/Central New Jersey	3,420	3,193	2,394	2,384	2,392
Greater Philadelphia	2,467	2,467	2,479	2,470	2,470
Greater Harrisburg	1,409	1,500	1,760	1,709	1,975
Southern Maryland	1,304	91	—	—	—
Suburban Maryland	1,573	957	940	945	706
Other	1,402	946	958	997	1,061

Combined Regional NOI	$39,197	$33,881	$32,664	$32,285	$29,612

Other income / expenses, net	48	51	46	99	143

Combined NOI	$39,245	$33,932	$32,710	$32,384	$29,755

(2)     Combined regional NOI represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the effect of discontinued operations.

Same Office Property Cash Net Operating Income by Quarter
(Dollars in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$15,947	$15,554	$15,848	$16,727	$16,088
Northern Virginia	2,700	2,623	2,528	2,515	2,531
Northern/Central New Jersey	3,437	3,217	2,400	2,372	2,380
Greater Philadelphia	2,479	2,478	2,490	2,482	2,432
Greater Harrisburg	1,384	1,707	1,754	1,697	1,958
Suburban Maryland	879	783	915	866	759
Other	1,029	931	952	982	1,018

Total Office Properties	$27,855	$27,293	$26,887	$27,641	$27,166

Same Office Property GAAP Net Operating Income by Quarter
(Dollars in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$16,699	$16,396	$16,848	$17,442	$17,430
Northern Virginia	3,038	3,009	2,769	2,861	2,867
Northern/Central New Jersey	3,423	3,193	2,396	2,366	2,416
Greater Philadelphia	2,467	2,467	2,479	2,470	2,470
Greater Harrisburg	1,409	1,500	1,760	1,708	1,974
Suburban Maryland	925	801	940	930	727
Other	1,024	946	958	997	1,061

Total Office Properties	$28,985	$28,312	$28,150	$28,774	$28,945

(1)     Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties (1)

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	Total Office

2nd Quarter 2004 Average

Number of Buildings	69	3	12	4	16	3	3	110
Rentable Square Feet	4,964,675	760,653	746,856	960,349	672,264	377,077	339,050	8,820,924
Percent Occupied	93.43%	99.70%	90.59%	100.00%	86.19%	79.11%	92.09%	93.23%

1st Quarter 2004 Average

Number of Buildings	69	3	12	4	16	3	3	110
Rentable Square Feet	4,962,167	760,658	746,815	960,349	672,264	377,074	335,985	8,815,312
Percent Occupied	91.83%	99.58%	90.43%	100.00%	86.64%	78.58%	91.29%	92.29%

4th Quarter 2003 Average

Number of Buildings	69	3	12	4	16	3	3	110
Rentable Square Feet	4,960,775	760,658	746,744	960,349	672,264	377,074	335,985	8,813,849
Percent Occupied	90.84%	93.72%	90.85%	100.00%	88.13%	79.80%	90.59%	91.40%

3rd Quarter 2003 Average

Number of Buildings	69	3	12	4	16	3	3	110
Rentable Square Feet	4,956,184	760,658	746,734	960,349	673,363	376,986	335,985	8,810,259
Percent Occupied	91.16%	92.67%	92.55%	100.00%	91.08%	81.17%	90.56%	91.91%

2nd Quarter 2003 Average

Number of Buildings	69	3	12	4	16	3	3	110
Rentable Square Feet	4,953,820	760,651	746,734	960,349	673,940	376,986	335,985	8,808,465
Percent Occupied	90.31%	90.59%	92.88%	100.00%	91.39%	81.06%	91.09%	91.33%

(1)     Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)

2004	49	463,697	4.6%	$8,288	4.2%	$17.87
2005	89	902,632	8.9%	18,007	9.2%	19.95
2006	86	1,122,474	11.1%	21,286	10.9%	18.96
2007	114	1,564,170	15.5%	31,241	16.0%	19.97
2008	79	1,152,027	11.4%	24,052	12.3%	20.88
2009	71	1,952,910	19.3%	29,690	15.2%	15.20
2010	31	1,009,081	10.0%	22,046	11.3%	21.85
2011	8	286,922	2.8%	5,993	3.1%	20.89
2012	10	505,513	5.0%	10,212	5.2%	20.20
2013	6	347,018	3.4%	8,624	4.4%	24.85
2014	4	338,200	3.3%	8,060	4.1%	23.83
2015	1	241,824	2.4%	6,034	3.1%	24.95
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	1	155,000	1.5%	1,935	1.0%	12.48

Other (3)	18	61,775	0.6%	213	0.1%	3.45

Total/Weighted Average	567	10,103,243	100.0%	$195,678	100.0%	$19.86

NOTE:  As of June 30, 2004, the weighted average lease term is 4.7 years.

(1)          Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)          Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2004  multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(3)          Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line item as the exact expiration date is unknown.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Southern Maryland	Other	Total Office

Quarter Ended June 30, 2004:

Expiring Square Feet	259,151	9,996	12,808	15,495	1,027	3,509	108,677	410,663
Vacated Square Feet	10,214	4,119	6,154	15,495	1,027	—	85,981	122,990
Renewed Square Feet	248,937	5,877	6,654	—	—	3,509	22,696	287,673
Retention Rate (% based upon square feet)	96.06%	58.79%	51.95%	0.00%	0.00%	100.00%	20.88%	70.05%

Renewed Space Only:
Change in Base Rent - Straight-line	10.12%	7.97%	7.36%	0.00%	0.00%	4.57%	9.29%	9.88%
Change in Total Rent - Straight-line	6.91%	7.24%	5.70%	0.00%	0.00%	4.38%	6.00%	6.77%

Change in Base Rent - Cash	1.14%	1.02%	4.67%	0.00%	0.00%	3.01%	4.60%	1.54%
Change in Total Rent - Cash	-1.62%	0.49%	3.81%	0.00%	0.00%	2.89%	1.66%	-1.08%

Average Capital Cost per Square Foot	$10.26	$1.52	$7.76	$—	$—	$1.65	$4.63	$9.47

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.09%	-11.13%	5.04%	-1.83%	0.93%	4.57%	38.89%	9.71%
Change in Total Rent - Straight-line	5.39%	-11.04%	2.48%	-2.50%	-2.07%	4.38%	23.40%	5.58%

Change in Base Rent - Cash	0.15%	-10.94%	-2.31%	-6.36%	-8.19%	3.01%	18.81%	0.77%
Change in Total Rent - Cash	-3.01%	-10.85%	-3.68%	-6.41%	-10.80%	2.89%	7.21%	-2.65%

Average Capital Cost per Square Foot	$10.08	$3.05	$26.08	$2.11	$16.13	$1.65	$15.44	$11.59

Quarter Ended March 31, 2004:

Expiring Square Feet	28,647	6,230	162,408	107,761	16,878	—	7,142	329,066
Vacated Square Feet	16,618	6,230	3,677	12,320	11,810	—	1,400	52,055
Renewed Square Feet	12,029	—	158,731	95,441	5,068	—	5,742	277,011
Retention Rate (% based upon square feet)	41.99%	0.00%	97.74%	88.57%	30.03%	0.00%	80.40%	84.18%

Renewed Space Only:
Change in Base Rent - Straight-line	10.32%	0.00%	11.14%	-15.10%	-3.34%	n/a	5.30%	3.52%
Change in Total Rent - Straight-line	16.08%	0.00%	9.40%	-12.44%	-3.34%	n/a	4.77%	2.84%

Change in Base Rent - Cash	3.09%	0.00%	5.53%	-21.90%	-14.73%	n/a	-3.34%	-2.70%
Change in Total Rent - Cash	9.41%	0.00%	4.28%	-18.12%	-14.73%	n/a	-3.01%	-2.68%

Average Capital Cost per Square Foot	$—	$—	$0.27	$4.21	$1.77	$—	$2.93	$1.70

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	2.95%	-35.90%	10.82%	-15.10%	-3.34%	n/a	13.01%	3.26%
Change in Total Rent - Straight-line	5.58%	-39.10%	8.90%	-12.44%	-3.34%	n/a	2.99%	3.06%

Change in Base Rent - Cash	3.87%	-35.90%	5.26%	-21.90%	-14.73%	n/a	4.37%	-0.13%
Change in Total Rent - Cash	6.56%	-39.10%	3.84%	-18.12%	-14.73%	n/a	-4.63%	-0.02%

Average Capital Cost per Square Foot	$11.47	$0.76	$0.33	$4.21	$1.77	$—	$33.77	$7.75

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

Quarterly Office Renewal Analysis (continued)

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Total Office

Quarter Ended December 31, 2003:

Expiring Square Feet	150,726	843	12,018	94,695	36,622	8,247	303,151
Vacated Square Feet	5,140	843	—	20,247	6,466	3,572	36,268
Renewed Square Feet	145,586	—	12,018	74,448	30,156	4,675	266,883
Retention Rate (% based upon square feet)	96.59%	0.00%	100.00%	78.62%	82.34%	56.69%	88.04%

Renewed Space Only:
Change in Base Rent - Straight-line	10.21%	0.00%	-4.60%	2.54%	16.95%	1.50%	8.34%
Change in Total Rent - Straight-line	6.88%	0.00%	-9.54%	2.26%	14.19%	0.46%	5.55%

Change in Base Rent - Cash	2.00%	0.00%	-4.86%	0.97%	2.68%	-1.55%	1.44%
Change in Total Rent - Cash	-0.58%	0.00%	-9.88%	0.99%	2.27%	-2.56%	-0.53%

Average Capital Cost per Square Foot	$1.70	$—	$6.91	$2.37	$5.64	$4.10	$2.61

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.80%	-14.39%	-4.60%	1.31%	1.46%	-2.62%	1.05%
Change in Total Rent - Straight-line	6.52%	-15.51%	-9.54%	2.44%	0.94%	-2.20%	-0.44%

Change in Base Rent - Cash	3.29%	-18.11%	-4.86%	-0.41%	-9.75%	-5.55%	-3.99%
Change in Total Rent - Cash	0.54%	-19.22%	-9.88%	1.03%	-8.85%	-4.90%	-5.07%

Average Capital Cost per Square Foot	$5.37	$2.56	$6.91	$2.86	$9.75	$6.49	$5.18

Quarter Ended September 30, 2003:

Expiring Square Feet	214,371	133,691	29,103	23,779	20,985	2,249	424,178
Vacated Square Feet	28,184	—	17,085	—	8,841	—	54,110
Renewed Square Feet	186,187	133,691	12,018	23,779	12,144	2,249	370,068
Retention Rate (% based upon square feet)	86.85%	100.00%	41.29%	100.00%	57.87%	100.00%	87.24%

Renewed Space Only:
Change in Base Rent - Straight-line	9.67%	19.09%	5.30%	-0.10%	0.51%	5.62%	12.30%
Change in Total Rent - Straight-line	8.21%	12.77%	4.99%	-0.08%	-0.77%	5.52%	9.51%

Change in Base Rent - Cash	0.25%	0.00%	0.36%	-2.77%	-4.02%	4.00%	-0.08%
Change in Total Rent - Cash	0.19%	0.00%	0.34%	-2.26%	-5.12%	3.93%	-0.11%

Average Capital Cost per Square Foot	$1.45	$8.37	$17.00	$1.05	$3.90	$0.80	$4.51

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	13.51%	19.09%	4.31%	3.18%	1.17%	5.62%	13.88%
Change in Total Rent - Straight-line	11.29%	12.77%	4.46%	0.36%	-1.49%	5.52%	10.81%

Change in Base Rent - Cash	5.79%	0.00%	-0.81%	-0.01%	-4.13%	4.00%	3.33%
Change in Total Rent - Cash	4.53%	0.00%	-0.33%	-2.18%	-6.52%	3.93%	2.29%

Average Capital Cost per Square Foot	$8.78	$8.37	$18.74	$1.37	$5.67	$0.80	$8.48

Quarter Ended June 30, 2003:

Expiring Square Feet	278,730	27,662	14,155	28,143	8,221	2,272	359,183
Vacated Square Feet	109,758	7,258	—	2,392	8,221	2,272	129,901
Renewed Square Feet	168,972	20,404	14,155	25,751	—	—	229,282
Retention Rate (% based upon square feet)	60.62%	73.76%	100.00%	91.50%	0.00%	0.00%	63.83%

Renewed Space Only:
Change in Base Rent - Straight-line	-0.79%	-11.20%	14.65%	-3.78%	0.00%	0.00%	-1.53%
Change in Total Rent - Straight-line	-1.25%	-8.77%	7.27%	-3.16%	0.00%	0.00%	-2.08%

Change in Base Rent - Cash	-3.91%	-5.26%	9.67%	-12.46%	0.00%	0.00%	-3.86%
Change in Total Rent - Cash	-4.27%	-4.05%	3.04%	-10.48%	0.00%	0.00%	-4.23%

Average Capital Cost per Square Foot	$2.16	$—	$11.16	$10.63	$—	$—	$3.48

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	7.75%	-16.82%	16.05%	-4.65%	17.30%	0.00%	3.67%
Change in Total Rent - Straight-line	5.17%	-22.43%	9.43%	-3.87%	9.45%	0.00%	-0.11%

Change in Base Rent - Cash	3.51%	-18.51%	12.18%	-12.74%	8.34%	0.00%	-0.28%
Change in Total Rent - Cash	1.24%	-23.78%	6.05%	-10.65%	1.23%	0.00%	-3.61%

Average Capital Cost per Square Foot	$5.92	$1.60	$13.76	$10.07	$11.23	$—	$6.15

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

Year-to-date Acquisition Summary as of June 30, 2004

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	June 30, 2004 Occupancy Percentage	Investment (1)

Individual Property:

400 Professional Drive	Gaithersburg	3/5/2004	129,030	90.0%	90.0%	$23,196

22309 Exploration Drive	St. Mary’s County	3/24/2004	98,860	100.0%	100.0%	13,500
22299 Exploration Drive	St. Mary’s County	3/24/2004	58,509	80.4%	81.9%	7,847
22289 Exploration Drive	St. Mary’s County	3/24/2004	60,659	96.2%	96.2%	7,897
46579 Expedition Drive	St. Mary’s County	3/24/2004	61,156	82.5%	88.2%	7,847
23535 Cottonwood Parkway	St. Mary’s County	3/24/2004	46,656	100.0%	100.0%	4,011
44408 Pecan Court	St. Mary’s County	3/24/2004	50,532	100.0%	100.0%	4,362
44414 Pecan Court	St. Mary’s County	3/24/2004	25,444	100.0%	100.0%	2,131
44417 Pecan Court	St. Mary’s County	3/24/2004	29,053	100.0%	100.0%	2,507
10150 York Road	No. Baltimore County	4/15/2004	178,764	77.4%	77.4%	15,372
44425 Pecan Court	St. Mary’s County	5/5/2004	59,055	88.4%	88.4%	7,743
Total			797,718	89.4%	89.9%	$96,411

(1)          Initial accounting investment recorded by property as of June 30, 2004 for asset purchase.  These amounts may differ from the contract purchase prices due to SFAS 141 adjustments.

Development Summary as of June 30, 2004

(Dollars in thousands)

Property and Location	Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 6/30/2004	Anticipated Date of Operations

Under Construction

4230 Forbes Boulevard Lanham, Maryland (1)	Lanham	JV	55,867	47.98%	$6,124	$4,638	$3,424	Lease-Up 3Q 04

2720 Technology Drive (220 NBP) Annapolis Junction, Maryland (2)	BWI Airport	JV	156,730	100.00%	24,460	22,339	11,728	Construction 3Q 04

4851 Stonecroft Boulevard (Greens III) Chantilly, Virginia	Dulles South	Owned	88,094	100.00%	15,024	8,798	—	Construction 4Q 04

318 Carina Road (318 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,847	0.00%	21,932	7,312	—	Construction 3Q 05

2691 Technology Drive (191 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	103,683	0.00%	18,267	5,486	—	Construction 3Q 05

Total Under Construction			530,221	51.23%	$85,807	$48,573	$15,152

(1)          Total loan commitment for this property is $4,700.  Of the total 55,867 square feet, only 29,064 square feet is under construction.  Costs and debt are for the entire property.

(2)          Total loan commitment for this property is $20,000.

Under Development

304 Carina Road (304 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	162,498	0.00%	$28,853	$5,176	$—	Development 1Q 06

15010 Conference Center Drive (WTP II) Chantilly, Virginia	Dulles South	Owned	216,342	0.00%	37,656	1,877	—	Development 2Q 06

322 Carina Road (322 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,651	0.00%	21,663	3,017	—	Development 2Q 06

306 Carina Road (306 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	162,500	0.00%	28,430	3,930	—	Development 2Q 06

Total Under Development			666,991	0.00%	$87,749	$8,824	$—

Year to Date Development Placed into Service for the Period Ended June 30, 2004

Property and Location	Wholly Owned or Joint Venture (JV)	Total Square Feet	Year 2004 Development Square Feet Placed into Service	Percentage Leased as of 6/30/04

4230 Forbes Boulevard (1)	JV	55,867	26,803	47.98%

TOTAL/AVERAGE		55,867	26,803	47.98%

(1)          Of the total 55,867 square feet, 29,064 square feet is under construction.

Joint Venture Summary as of June 30, 2004

(Dollars in thousands)

Consolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	Total Assets	Consolidated Debt as of 6/30/04	Recourse to COPT	Option to Acquire Partner’s Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating/ Development	55,867	5 acres	$4,550	$3,424	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	946	—	N/A	Yes

Gateway 70 Columbia, Maryland	80%	Development		12 acres	3,722	—	N/A	Yes

2720 Technology Drive (220 NBP) Annapolis Junction, Maryland	20%	Construction	156,730	11 acres	26,402	11,728	Yes	Yes

TOTAL					$35,620	$15,152

Unconsolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 6/30/04	Recourse to COPT	Option to Acquire Partner’s Interest

695 Route 46 Wayne, New Jersey (1)	20%	Operating	157,318	13 acres	$1,055	$14,196	No	No

TOTAL					$1,055	$14,196

(1)          Effective March 14, 2003, we contributed our wholly-owned property into a joint venture in exchange for a 20% joint venture interest and a cash payment of $19,960.

The joint venture borrowed a $14,500, ten-year, 5.97% fixed interest rate loan from Allstate Life Insurance Company.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Net investment in real estate	$1,329,088	$1,286,781	$1,189,258	$1,155,721	$1,098,043
Add: Intangible assets on real estate acquisitions, net	53,874	55,577	55,692	57,371	42,577
Add: Accumulated depreciation	121,630	110,155	103,070	96,538	88,174
Gross investment in real estate or denominator for Debt to Undepreciated Book Value of Real Estate	$1,504,592	$1,452,513	$1,348,020	$1,309,630	$1,228,794
Less: Land - development	(70,408)	(59,231)	(53,356)	(43,482)	(43,357)
Less: Construction in progress	(51,365)	(35,387)	(13,793)	(9,474)	(6,847)
Less: Investment in and advances to unconsolidated real estate joint ventures	(1,055)	(1,059)	(5,262)	(9,576)	(9,817)
Gross investment in operating real estate	$1,381,765	$1,356,836	$1,275,609	$1,247,098	$1,168,773
Average gross investment in operating real estate	$1,369,301	$1,316,223	$1,261,354	$1,207,936	$1,131,564

Gross investment in real estate or denominator for Debt to Undepreciated Book Value of Real Estate	$1,504,592	$1,452,513	$1,348,020	$1,309,630	$1,228,794
Less: Accumulated depreciation	(121,630)	(110,155)	(103,070)	(96,538)	(88,174)
Add: Assets other than assets included in Gross Investment in Real Estate or denominator for Undepreciated Book Value of Real Estate	107,727	89,652	87,126	87,378	76,746
Denominator for Debt to Total Assets	$1,490,689	$1,432,010	$1,332,076	$1,300,470	$1,217,366

GAAP Revenues from Real Estate Operations	$53,892	$48,971	$46,579	$45,448	$40,878
Revenues from discontinued operations	—	—	—	1	6
Other income (expense)	—	—	—	(2)	(4)
Combined Real Estate Revenues	$53,892	$48,971	$46,579	$45,447	$40,880
Interest income		(50)	(46)	(102)	(141)
Combined Regional Rental Revenues	$53,892	$48,921	$46,533	$45,345	$40,739

GAAP Property Operating	$14,647	$15,039	$13,869	$13,075	$11,101
Property operating from discontinued operations	—	—	—	(13)	24
Combined Property Operating Expenses from Real Estate Operations	$14,647	$15,039	$13,869	$13,062	$11,125

GAAP Revenues from Real Estate Operations	$53,892	$48,971	$46,579	$45,448	$40,878
Property operating	(14,647)	(15,039)	(13,869)	(13,075)	(11,101)
Revenues from discontinued operations	—	—	—	1	6
Property operating from discontinued operations	—	—	—	13	(24)
Other revenue	—	—	—	(2)	(4)
Combined Net Operating Income	$39,245	$33,932	$32,710	$32,385	$29,755
Interest income and other income (expense), net	(48)	(51)	(46)	(99)	(143)
Combined Regional Net Operating Income	$39,197	$33,881	$32,664	$32,286	$29,612

GAAP Net Operating Income for Same Office Properties	$28,985	$28,312	$28,150	$28,774	$28,945
Less: Straight-line rent	(445)	(330)	(634)	(539)	(1,191)
Less: Accretion of intangible assets and liabilities classified as revenues	(685)	(689)	(629)	(594)	(588)
Cash Net Operating Income for Same Office Properties	$27,855	$27,293	$26,887	$27,641	$27,166

Depreciation and amortization	$15,884	$10,359	$10,387	$9,462	$9,229
Depreciation of furniture, fixtures and equipment	(99)	(98)	(96)	(124)	(121)
Depreciation and amortization from discontinued operations	—	—	—	—	—
Combined real estate related depreciation and other amortization	$15,785	$10,261	$10,291	$9,338	$9,108

Total tenant improvements on operating properties	$4,420	$2,268	$2,306	$2,355	$1,612
Total capital improvements on operating properties	1,723	836	1,677	843	1,599
Total leasing costs incurred for operating properties	5,793	566	1,197	1,004	587
Less: Nonrecurring tenant improvements on operating properties	(1,655)	(112)	(936)	(470)	(584)
Less: Nonrecurring capital improvements on operating properties	(841)	(505)	(476)	(312)	(1,307)
Less: Nonrecurring leasing costs incurred for operating properties	(4,443)	(30)	(51)	(346)	(46)
Add: Recurring improvements on operating properties held through joint ventures	—	—	(3)	48	3
Recurring capital improvements	$4,997	$3,023	$3,714	$3,122	$1,864

Reconciliations of Non GAAP Measurements (continued)

(Dollars in thousands)

	2004		2003
	June 30	March 31	December 31	September 30	June 30

Interest expense from continuing operations	$(10,514)	$(10,262)	$(10,471)	$(10,436)	$(10,037)
Interest expense from discontinued operations	—	—	—	—	—
Combined interest expense or denominator for interest coverage	$10,514	$10,262	$10,471	$10,436	$10,037
Scheduled principal amortization	5,271	6,618	2,667	2,390	2,056
Denominator for Debt Service Coverage	$15,785	$16,880	$13,138	$12,826	$12,093
Less: Scheduled principal amortization	(5,271)	(6,618)	(2,667)	(2,390)	(2,056)
Preferred dividends - redeemable non-convertible	4,435	4,435	3,643	3,021	2,398
Preferred dividends - redeemable convertible	—	21	136	136	136
Preferred distributions	—	—	—	—	478
Denominator for Fixed Charge Coverage	$14,949	$14,718	$14,250	$13,593	$13,049

Common dividends for Earnings Payout Ratio	$7,878	$7,178	$6,807	$6,798	$6,322
Common distributions	2,057	2,074	2,084	2,085	1,968
Common dividends on restricted shares	—	—	—	—	90
Convertible preferred dividends	—	21	136	136	136
Convertible preferred unit distributions	—	—	—	—	477
Dividends and distributions for FFO and AFFO Payout Ratio	$9,935	$9,273	$9,027	$9,019	$8,993

Reclassifications and Definitions

NAREIT	National Association of Real Estate Investment Trusts.

GAAP	Generally accepted accounting principles.

Funds from Operations (FFO)

Under NAREIT’s definition, FFO means net income (loss) computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; we believe that inclusion of these development gains is in compliance with the NAREIT definition of FFO, although others may interpret the definition differently.  Additionally, the repurchase of the Series C preferred units for an amount in excess of recorded book value was a transaction not contemplated in the NAREIT definition of FFO; we believe that the exclusion of such amount is appropriate.  The FFO we present may not be comparable to the FFO of other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.

Basic FFO

Basic FFO is FFO adjusted to (1) subtract preferred share dividends and (2) add back GAAP net income allocated to common units in Corporate Office Properties, L.P. (the “Operating Partnership”) not owned by the Company.  With these adjustments, Basic FFO represents FFO available to common shareholders and common unitholders.

Diluted FFO

Diluted FFO is Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  However, the computation of Diluted FFO does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  Diluted FFO is the numerator used to compute Diluted FFO per share.

Diluted FFO excluding SFAS 141	Diluted FFO adjusted to eliminate the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141.

Diluted Adjusted Funds from Operations (AFFO)

Diluted AFFO, is Diluted FFO, adjusted to eliminate the effect of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141) and recurring capital expenditures.

Recurring Capital Expenditures

Capital improvements, tenant improvements and leasing costs associated with our operating properties that are not (1) items contemplated prior to the acquisition of a property, (2) improvements associated with the expansion of a building or its improvements, (3) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class B office) or (4) capital improvements that represent the addition of something new to the property rather than the replacement of something (for example, the addition of a new heating and air conditioning unit that is not replacing one that was previously there).

Combined Net Operating Income (NOI)

Total revenues from real estate operations less total property expenses from real estate operations, including discontinued operations.  Total property operating expenses, as used in this definition, do not include depreciation, amortization and interest expense associated with real estate operations.

Cash Net Operating Income

Cash NOI is Combined NOI adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of value assigned to in-place operating leases of acquired properties in connection with SFAS 141).  Under GAAP, rental revenue is recognized evenly over the term of tenant leases.  Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue.  Since some leases provide for periods under the lease in which rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods.  Under SFAS 141, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases.

Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes, gain on sales of real estate (excluding sales of non-operating properties and development services provided on operating properties), minority interests and preferred share dividends.

Combined Real Estate Revenues	Total revenues from real estate operations, including discontinued operations.

Earnings Payout Ratio	Total dividends on common shares divided by net income (loss) available to common shareholders.

Diluted FFO Payout Ratio

Diluted FFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted FFO.

Diluted AFFO Payout Ratio

Diluted AFFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted AFFO assuming conversion of share options, common unit warrants, preferred units and preferred shares.

Debt to Undepreciated Book Value of Real Estate Assets	Mortgage loans payable divided by gross investment in real estate as computed by adding accumulated depreciation to the net investment in real estate as presented on our balance sheet.

Base rent - straight-line or straight-line rent	Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP.

Total rent - straight-line

Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP plus estimated operating expense reimbursesments, or total rent.

Base rent - cash	Contractual minimum rent under leases remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.

Total rent - cash

Contractual minimum rent under leases plus estimated operating expense reimbursesments, or total rent, as remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.

Combined NOI Multiple, EBITDA Multiple and FFO Multiple

Combined NOI Multiple and EBITDA Multiple divide (A) the sum of (1) the aggregate market value of the average outstanding common equity, which is comprised of the Registrant’s common shares and common units in the Operating Partnership not owned by the Registrant, (2) the aggregate liquidation value of (a) the Registrant’s average outstanding preferred shares of beneficial interest (the “preferred shares”) and (b) the average outstanding preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans by (B) the applicable measure for a quarter on an annualized basis (amount for quarter multiplied by four).  FFO Multiple divides the quarter end market price for the common shares by the Registrant’s annualized diluted FFO per share (diluted FFO per share for the quarter multiplied by four).

Combined NOI Yield and EBITDA Yield

Combined NOI Yield and EBITDA Yield divide (A) either combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by (B) the sum of (1) the aggregate market value of the average outstanding common equity, (2) the aggregate liquidation value of the Registrant’s average outstanding preferred shares and average preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans.

Yield on Real Estate Owned - Combined NOI and Yield on Real Estate Owned - EBITDA

Yield on Real Estate Owned - Combined NOI and Yield on Real Estate Owned - EBITDA divide either Combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by the aggregate average investment in real estate,  excluding (A) land under development, (B) construction in progress, and (C) investments in and advances to unconsolidated real estate joint ventures.  The Registrant believes that the Return on Assets (defined as net income available to common shareholders for the quarter multiplied by four divided by the aggregate average total assets) is the most directly comparable GAAP number to these two yield measures.

Interest Coverage - Combined NOI and Interest Coverage - EBITDA	Interest Coverage - Combined NOI and Interest Coverage - EBITDA divide either combined NOI or EBITDA by interest expense on continuing and discontinued operations.

Debt Service Coverage - Combined NOI and Debt Service Coverage - EBITDA

Debt Service Coverage - Combined NOI and Debt Service Coverage - EBITDA divide either combined NOI or EBITDA by the sum of interest expense and scheduled principal amortization on mortgage loans for continuing and discontinued operations.

Fixed Charge Coverage - Combined NOI and Fixed Charge Coverage - EBITDA

Fixed Charge Coverage - Combined NOI and Fixed Charge Coverage - EBITDA divide either combined NOI or EBITDA by the sum of (1) interest expense on continuing and discontinued operations, (2) dividends on preferred shares and (3) distributions on preferred units in the Operating Partnership not owned by the Registrant.

Combined NOI as a Percentage of Combined Real Estate Revenues and EBITDA as a Percentage of Combined Real Estate Revenues	Combined NOI and EBITDA as a Percentage of Combined Real Estate Revenues divide either Combined NOI or EBITDA by total real estate revenues from continuing and discontinued operations.

General and Administrative Expenses as a Percentage of EBITDA	General and Administrative Expenses as a Percentage of EBITDA divides general and administrative expenses by EBITDA.

Recurring Capital Expenditures as a Percentage of Combined NOI

Recurring Capital Expenditures as a Percentage of Combined NOI divides recurring capital expenditures (representing mostly capitalized fixed asset expenditures and leasing costs for operating real estate properties) by NOI.